UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 8, 2014 (May 8, 2014)

Western Asset Mortgage Capital Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-35543	27-0298092
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

385 East Colorado Boulevard
Pasadena, California	91101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(626) 844-9400

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition

On May 8, 2014, Western Asset Mortgage Capital Corporation (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2014. As part of the press release, the Company estimated its book value per share as of May 5, 2014 to be between $14.92 and $15.02.  The estimated book value is unaudited, has not been verified by any third party and may have changed due to market conditions, operations of the Company or other factors since May 5, 2014.  The text of the press release is furnished as exhibit 99.1 to this Form 8-K.

Item 7.01                                           Regulation FD Disclosure

Also on May 8, the Company held a conference call in which it discussed its financial results.  The presentation from such call is furnished herewith as Exhibit 99.2 to this Form 8-K.

Pursuant to the rules and regulations of the Securities and Exchange Commission, Exhibits 99.1 and 99.2 and the information set forth therein and herein are being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                                        Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 8, 2014 issued by Western Asset Mortgage Capital Corporation
99.2	Presentation, dated May 8, 2014 by Western Asset Mortgage Capital Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ASSET MORTGAGE CAPITAL CORPORATION

	By:	/s/ W. Stephen Venable, Jr.
		Name:	W. Stephen Venable, Jr.
		Title:	Assistant Secretary

Date: May 8, 2014